Labour Restructuring	12 Months Ended
Dec. 31, 2014
Labour Restructuring

4    Labour restructuring

CP recorded a recovery of $4 million in 2014 ($3 million after-tax) (2013 – a recovery of $7 million, $5 million after tax; 2012 – a charge of $53 million, $39 million after tax) for a labour restructuring initiative in 2012 which was included in “Labour restructuring” in the Consolidated Statements of Income, and “Accounts payable and accrued liabilities” and “Other long-term liabilities” in the Consolidated Balance Sheets. The resulting position reductions were largely achieved by the end of 2014 with a small number expected to be completed in 2015.

At December 31, 2014, the provision for restructuring was $24 million (2013 – $50 million; 2012 – $89 million). The restructuring accrual was primarily for labour liabilities arising for restructuring plans, including those from prior year initiatives. Payments are expected to continue in diminishing amounts until 2025.

Set out below is a reconciliation of CP’s liabilities associated with its restructuring accrual:

(in millions of Canadian dollars)	2014	2013	2012

Opening balance, January 1	$50	$89	$55
Accrued(1)	(7)	(8)	54
Payments	(21)	(33)	(22)
Amortization of discount(2)	2	2	2

Closing balance, December 31	$24	$50	$89

(1) Includes recoveries of $4 million in the first quarter of 2014 and of $7 million in 2013 related to the fourth quarter 2012 labour restructuring initiative charge of $53 million.

(2) Amortization of discount is charged to income as “Compensation and benefits”.